UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

Portola Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35935	20-0216859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Grand Avenue South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 246-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2013, James N. Topper resigned as a member of the Board of Directors (the “Board”) of Portola Pharmaceuticals, Inc. effective immediately. Dr. Topper’s resignation was not the result of any disagreement with Portola on any matter relating to its operations, policies or practices, and Portola wishes to thank Dr. Topper for his contribution to the Board.

In connection with Dr. Topper’s resignation, the Board approved the full acceleration of vesting of Dr.Topper’s outstanding stock options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Pharmaceuticals, Inc.

Dated: December 17, 2013

	By:	/s/ Mardi C. Dier
Mardi C. Dier
Executive Vice President and Chief Financial Officer